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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2001

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-21589                    56-1930728
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina        27707
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (919) 493-5980

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5. Other Events and Regulation FD Disclosure.

      On August 24, 2001, Triangle Pharmaceuticals, Inc. issued 9,628,002 shares of common stock in a private placement. Triangle Pharmaceuticals issued a press release describing this transaction, a copy of which is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.

      In addition, the Board of Directors of Triangle approved an amendment (the "Amendment") dated August 24, 2001 to the Rights Agreement dated February 1, 1999 by and between Triangle and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), as amended by the Amendment to Rights Agreement dated June 2, 1999 between Triangle and the Rights Agent (as so amended, the "Rights Agreement").

      The Amendment provides that up until such time as Warburg Pincus Private Equity VIII, L.P. ("Warburg") becomes the Beneficial Owner (as defined in the Rights Agreement) of more than the Permitted Percentage (as defined in the Amendment), Warburg will not be deemed to be an Acquiring Person (as defined in the Rights Agreement), the Distribution Date (as defined in the Rights Agreement) will not be deemed to occur, and the Rights (as defined in the Rights Agreement) will not separate from the Common Stock of the Company as a result of entering into the Purchase Agreement or the consummation of the transactions contemplated thereby.

      The Rights Agreement, specifying the terms of the Rights, and the Certificate of Designations for the Series B Junior Participating Preferred Stock, are each attached as an exhibit to the Form 8-A Registration Statement filed with the Securities and Exchange Commission on February 10, 1999. The amendment to Rights Agreement dated June 2, 1999 is attached as an exhibit to the Form 8-A/A Registration Statement filed with the Securities and Exchange Commission on June 18, 1999. The Amendment is attached as Exhibit 4.1 hereto. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such exhibits. A copy of the Rights Agreement and each amendment is available to stockholders free of charge from Triangle Pharmaceuticals.

      Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following documents are filed as exhibits to this
Report:

      4.1 Amendment to Rights Agreement dated August 24, 2001 between Triangle Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

      10.1 Purchase Agreement dated August 24, 2001 between Triangle Pharmaceuticals and Warburg Pincus Private Equity VIII, L.P.

      10.2 Form of Voting Agreement dated August 24, 2001 between Triangle Pharmaceuticals and each stockholder who is a party thereto.

      10.3 Standstill Agreement dated August 24, 2001 between Triangle Pharmaceuticals and Warburg Pincus Private Equity VIII, L.P.

      99.1  Press Release, dated August 24, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Triangle Pharmaceuticals, Inc.
                                        ----------------------------------------
                                                    (Registrant)


        August 24, 2001                       /s/ Robert F. Amundsen, Jr.
----------------------------------      ----------------------------------------
              Date                                   (Signature)

                                        Name:  Robert F. Amundsen, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer